EXHIBIT 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 on Form 10-Q/A of Sinclair Broadcast Group, Inc. (the “Company”) for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David D. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Sinclair Broadcast Group, Inc. and will be retained by Sinclair Broadcast Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ David D. Smith
David D. Smith
Chief Executive Officer
September 1, 2006